Exhibit 99.A

                 AIRPLANES GROUP - Report to Certificateholders
                   All numbers in US$ unless otherwise stated

Payment Date: 15 June, 1998.
Calculation Date: 09 June, 1998.

(i)      ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
         ----------------------------------------------------

                                            Prior Balance     Deposits        Withdrawals      Balance on
                                                                                            Calculation Date
                                            11-May-98                                          9-Jun-98

 Lessee Funded Account                            0.00               0.00             (0.00)             0.00
 Expense Account (note ii)                2,905,679.59      14,589,349.36    (14,285,835.12)     3,209,193.83
 Collection Account (note iii)          313,451,054.57      58,152,423.25   (139,028,589.57)   232,574,888.25
  -  Miscellaneous Reserve               40,000,000.00                                          40,000,000.00
  -  Maintenance Reserve                 80,000,000.00                                          80,000,000.00
  -  Security Deposit                    54,422,465.00                                          54,422,465.00
  -  Other Collections                  139,028,589.57                                          58,152,423.25
                                        --------------      -------------   ---------------    --------------
 Total                                  316,356,734.16      72,741,772.61   (153,314,424.69)   235,784,082.08
                                        ==============      =============   ===============    ==============

(ii)     ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
         ------------------------------------
Balance on preceding Calculation
  Date (May 11,1998)                      2,905,679.59
Transfer from Collection Account
  (previous Payment Date)                14,572,952.13
Interest Earned during period                16,397.23
Payments during period between prior
  Calculation Date and the relevant
  Calculation Date:
   - Payments on previous
     Payment Date                        (2,883,111.04)
  - Other payments                      (11,402,724.08)
                                        --------------
Balance on relevant Calculation
  Date (June 09, 1998)                    3,209,193.83
                                        ==============

(iii)    ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
         ---------------------------------------

Balance on preceding Calculation
  Date (May 11, 1998)                   313,451,054.57
Collections during period                58,113,212.84
Swap receipts (previous Payment
  Date)                                      39,210.41
Transfer to Expense Account
  (previous Payment Date)               (14,572,952.13)
Net transfer to Lessee
  Funded Accounts
Aggregate Certificate Payments
  (previous Payment Date)              (124,028,589.57)
Swap payments (previous
  Payment Date)                            (427,047.87)
                                        --------------
Balance on relevant Calculation
  Date (June 09, 1998)                  232,574,888.25

                 AIRPLANES GROUP - Report to Certificateholders
                   All numbers in US$ unless otherwise stated

(iii)    ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
         ------------------------------------------------
         ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
         ----------------------------------------------
         Priority of Payments
(i)      Required Expense Amount .....................      17,903,474.46
(ii)     a) Class A Interest .........................      11,854,742.92
         b) Swap Payments ............................         305,719.37
(iii)    First Collection Account Top-up .............     120,000,000.00
(iv)     Minimum Hedge Payment .......................               0.00
(v)      Class A Minimum Principal ...................               0.00
(vi)     Class B Interest ............................       1,802,622.34
(vii)    Class B Minimum Principal ...................       2,958,999.91
(viii)   Class C Interest ............................       2,540,762.50
(ix)     Class D Interest ............................       3,625,000.00
(x)      Second Collection Account Top-up ............      53,486,465.00
(xi)     Class A Principal Adjustment Amount .........               0.00
(xii)    Class C Scheduled Principal .................         900,000.00
(xiii)   Class D Scheduled Principal .................               0.00
(xiv)    Modification Payments .......................               0.00
(xv)     Soft Bullet Note Step-up Interest ...........               0.00
(xvi)    Class E Minimum Interest ....................         492,684.17
(xvii)   Supplemental Hedge Payment ..................               0.00
(xviii)  Class B Supplemental Principal ..............               0.00
(xix)    Class A Supplemental Principal ..............      19,913,611.41
(xx)     Class D Outstanding Principal ...............               0.00
(xxi)    Class C Outstanding Principal ...............               0.00
(xxii)   Class E Supplemental Interest ...............               0.00
(xxiii)  Class B Outstanding Principal ...............               0.00
(xxiv)   Class A Outstanding Principal ...............               0.00
(xxv)    Class E Accrued Unpaid Interest .............               0.00
(xxvi)   Class E Outstanding Principal ...............               0.00
(xxvii)  Charitable Trust ............................               0.00
                                                          ---------------
Total Payments with respect to Payment Date ..........     235,784,082.08
  Less Collection Account Top-Ups
     ((iii) and (x)above) ............................    (173,486,465.00)
                                                          ---------------
                                                            62,297,617.08
                                                          ===============

NOTE:  Collections includes Proceeds from sale of one B737-300 to Varig.


                 AIRPLANES GROUP - Report to Certificateholders
                   All numbers in US$ unless otherwise stated

(iv) PAYMENT ON THE CERTIFICATES
     ---------------------------

(a)  FLOATING RATE CERTIFICATES                A-4                A-6               A-7               A-8             Class B
     --------------------------
     Applicable LIBOR                          5.65625%           5.65625%          5.65625%          5.65625%           5.65625%
     Applicable Margin                         0.62000%           0.34000%          0.26000%          0.37500%           0.75000%
     Applicable Interest Rate                  6.27625%           5.99625%          5.91625%          6.03125%           6.40625%
     Interest Amount Payable              1,080,909.72       4,336,327.99      2,802,001.74      3,635,503.47       1,802,622.34
     Step Up Interest Amount                      0.00               0.00              0.00              0.00               0.00

     Opening Principal Balance          200,000,000.00     839,814,172.14    550,000,000.00    700,000,000.00     326,769,620.40
     Minimum Principal Payment Amount             0.00               0.00              0.00              0.00       2,958,999.91
     Adjusted Principal Payment Amount            0.00               0.00              0.00              0.00               0.00
     Supplemental Principal Payment Amount        0.00      19,913,611.41              0.00              0.00               0.00
     Total Principal Distribution Amount          0.00      19,913,611.41              0.00              0.00       2,958,999.91
     Redemption Amount
      - amount allocable to principal             0.00               0.00              0.00              0.00               0.00
      - premium allocable to premium              0.00               0.00              0.00              0.00               0.00
     Outstanding Principal Balance
       (June 15,1998)
                                        --------------     --------------    --------------    --------------     --------------
                                        200,000,000.00     819,900,560.73    550,000,000.00    700,000,000.00     323,810,620.49
(b)  FIXED RATE CERTIFICATES                  Class C            Class D
     -----------------------
     Applicable Interest Rate                   8.1500%           10.8750%
     Interest Amount Payable              2,540,762.50       3,625,000.00

     Opening Principal Balance          374,100,000.00     400,000,000.00
     Scheduled Principal Payment Amount     900,000.00               0.00
     Redemption Amount
      - amount allocable to principal             0.00               0.00
      - amount allocable to premium               0.00               0.00
     Actual Pool Factor                      0.9952000          1.0000000
                                        --------------     --------------
     Outstanding Principal Balance
       (June 15, 1998)                  373,200,000.00     400,000,000.00


Table of rescheduled Pool Factors                  n/a                n/a
  in the event of a partial redemption



                 AIRPLANES GROUP - Report to Certificateholders
                   All numbers in US$ unless otherwise stated



(v)      FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD
         ----------------------------------------------------------------------
         (Aggregate Amounts)
         -------------------

                                                  A-4                A-6               A-7               A-8             Class B
         Applicable LIBOR                      5.65625%           5.65625%          5.65625%          5.65625%           5.65625%
         Applicable Margin                     0.62000%           0.34000%          0.26000%          0.37500%           0.75000%
         Applicable Interest Rate              6.27625%           5.99625%          5.91625%          6.03125%           6.40625%


(vi)     CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal
         -------------------------------------------------------------------
         Balance of Certificates)
         ------------------------
(a)      FLOATING RATE CERTIFICATES
         --------------------------

                                                  A-4                A-6               A-7               A-8             Class B

         Opening Principal Amount             2,000.00           8,398.14          5,500.00          7,000.00           3,267.70
         Total Principal Payments                 0.00             199.14              0.00              0.00              29.59
                                              --------           --------          --------          --------           --------
         Closing Outstanding
          Principal Balance                   2,000.00           8,199.01          5,500.00          7,000.00           3,238.11

         Total Interest                          10.81              43.36             28.02             36.36              18.03
         Total Premium                            0.00               0.00              0.00              0.00               0.00


(b)      FIXED RATE CERTIFICATES
         -----------------------
                                               Class C            Class D
         Opening Principal Amount             3,741.00           4,000.00
         Total Principal Payments                 9.00               0.00
                                              --------           --------
         Outstanding Principal Balance        3,732.00           4,000.00

         Total Interest                          25.41              36.25
         Total Premium                            0.00               0.00
